                      SECURITIES  AND EXCHANGE COMMISSION

                            WASHINGTON, DC    20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 31, 1996

                           DRCA MEDICAL CORPORATION
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)


            1-10677                                         76-0203483
            -------                                         ----------
    (Commission File Number)                             (I.R.S. Employer
                                                          Identification No.)


                            3 Riverway, Suite 1430
                             Houston, Texas  77056
                            ----------------------
                    (Address of principal executive office,
                              including zip code)

      Registrant's telephone number, including area code:  (713) 439-7511

                 --------------------------------------------
         (former name or former address, if changed since last report)

This document consists of 9  pages.
The Exhibit Index is located at page  9.

Item 2  Acquisition or Disposition of Assets

     On December 31, 1996, DRCA Medical Corporation ("DRCA" or the "Company"), DRCA Houston Clinics, Inc. ("DRCA Houston") (a wholly-owned subsidiary of
     DRCA), PhysiCare, L.L.P. (a medical group managed by DRCA Houston), and William F. Donovan, M.D., ("Donovan") [the sole shareholder of Occupational Medicine Associates of Little Rock, P.A. ("OMA-LR") a medical group managed by PhysiCare Little Rock, Inc. ("PhysiCare"), a wholly-owned subsidiary of DRCA], (collectively, the "Sellers") and OccuCenters, Inc. ("OccuCenters") (a wholly-owned subsidiary of OccuSystems, Inc.) and Occupational Health Centers of the Southwest, P.A. (a medical group managed by OccuCenters) (collectively, the "Buyers") concluded a transaction whereby the Buyers acquired all the outstanding stock of PhysiCare and OMA-LR and substantially all of the assets of DRCA, DRCA Houston, and PhysiCare, L.L.P. related to the Sellers' occupational medicine businesses and mobile health testing operations.

     The assets sold included the fixed assets, accounts receivable, intangible assets and deposits of the Company's occupational medicine centers in Houston and Little Rock, and the mobile testing service in Houston.

     The amount of the consideration given, determined through arms-length negotiation, was $7,630,000 in cash and the assumption of approximately $130,000 in capital leases payable.


Item 7  Financial Statements and Exhibits

     (b) Pro Forma financial information

         Introduction  ...........................................  Page 3

         Unaudited Pro Forma Balance Sheet as of
         September 30, 1996 ......................................  Page 4

         Unaudited Pro Forma Statement of
         Income for the Nine Months Ended
         September 30, 1996 ......................................  Page 5

         Unaudited Pro Forma Statement of
         Income for the Year Ended December 31,1995 ..............  Page 6

         Notes to Unaudited Pro Forma Financial Statements .......  Page 7

     (c)  Exhibits

          1. Stock and Asset Purchase Agreement dated December 31, 1996, among OccuCenters, Inc., Occupational Health Centers of the Southwest, P.A., and DRCA Medical Corporation, William F. Donovan, M.D., PhysiCare, L.L.P., and DRCA Houston Clinics, Inc. See Exhibit Index.

Item 7(b) Unaudited Pro Forma Financial Information

INTRODUCTION

     On December 31, 1996, DRCA Medical Corporation ("DRCA" or the "Company"), DRCA Houston Clinics, Inc. ("DRCA Houston") (a wholly-owned subsidiary of
     DRCA), PhysiCare, L.L.P. (a medical group managed by DRCA Houston), and William F. Donovan, M.D. ("Donovan") [the sole shareholder of Occupational Medicine Associates of Little Rock, P.A. ("OMA-LR") a medical group managed by PhysiCare Little Rock, Inc. ("PhysiCare"), a wholly-owned subsidiary of DRCA] (collectively, the "Sellers") sold to OccuCenters, Inc. ("OccuCenters") (a wholly-owned subsidiary of OccuSystems, Inc.) and Occupational Health Centers of the Southwest, P.A. (a medical group managed by OccuCenters) (collectively, the "Buyers") all of the outstanding stock of PhysiCare and OMA-LR and substantially all of the Sellers' assets related to their occupational medicine businesses and mobile health testing operation (the "Transaction"). In connection with the Transaction, the Buyers agreed to pay $7,630,000 in cash, and assume approximately $130,000 in capital leases payable.

     The following unaudited pro forma consolidated financial statements have been prepared based on historical financial statements of the Company after giving effect to the Transaction and the assumptions and adjustments outlined in the accompanying notes. The Unaudited Pro Forma Balance Sheet as of September 30, 1996 gives effect to the Transaction as if it had occurred on September 30, 1996. The Unaudited Pro Forma Statements of Income for the nine months ended September 30, 1996 and the year ended December 31, 1995 give effect to the Transaction as if it had occurred on January 1, 1996 and 1995, respectively.

     This pro forma financial information should be read in conjunction with the accompanying notes and the historical financial statements of the Company included in the Form 10-KSB for the year ended December 31, 1995, as well as its Quarterly Report on Form 10-QSB for the nine months ended September 30, 1996. The unaudited pro forma financial statements may not be indicative of the results which would have occurred had the Transaction been made as of those dates or the results which may occur in the future.

                           DRCA MEDICAL CORPORATION
                      PRO-FORMA BALANCE SHEET (UNAUDITED)
                                    9/30/96

                                                   September 30,       Pro Forma           Pro Forma
                                                       1996           Adjustments           Balance
ASSETS                                             (Unaudited)   Increase/(decrease)(a)      Sheet
                                                   ------------  -----------------------  ------------

CURRENT ASSETS
 Cash and equivalents                              $ 1,160,041              $ 7,630,000   $ 8,790,041
 Accounts receivable, net                            7,343,605               (1,866,985)    5,476,620
 Notes receivable, net                                 109,010                        -       109,010
 Other current assets                                  242,377                  156,859       399,236
                                                   -----------              -----------   -----------
  Total current Assets                               8,855,033                5,919,874    14,774,907
                                                   -----------              -----------   -----------

PROPERTY AND EQUIPMENT
 Equipment (including equipment under
  capital lease)                                     4,747,787               (1,626,447)    3,121,340
 Leasehold improvements                                448,840                 (153,554)      295,286
 Furniture and fixtures                                403,688                  (91,226)      312,462
 Vehicles                                              113,509                 (113,509)            0
                                                   -----------              -----------   -----------
                                                     5,713,824               (1,984,736)    3,729,088
 Less accumulated depreciation and amortization     (3,793,926)                (786,048)   (3,007,878)
                                                   -----------              -----------   -----------
                                                     1,919,898               (1,198,688)      721,210
                                                   -----------              -----------   -----------

INTANGIBLE ASSETS, NET                                 812,965                 (812,965)            -
                                                   -----------              -----------   -----------
OTHER ASSETS                                            39,852                  (15,009)       24,843
                                                   -----------              -----------   -----------

 TOTAL ASSETS                                       11,627,748                3,893,212    15,520,960
                                                   ===========              ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Accounts payable                                    1,140,483                        -     1,140,483
 Accrued expenses                                    1,239,289                1,518,314     2,757,603
 Deferred income taxes                                 392,638                1,019,781     1,412,419
 Current obligations under capital leases               56,718                  (43,480)       13,238
 Current portion of notes payable                      544,777                  (30,610)      514,167
                                                   -----------              -----------   -----------
  Total current liabilities                          3,373,905                2,464,005     5,837,910
                                                   -----------              -----------   -----------

NOTES PAYABLE                                          454,290                 (112,531)      341,759
OBLIGATIONS UNDER CAPITAL LEASES                       106,234                  (87,263)       18,971
DEFERRED INCOME TAXES                                  156,586                        -       156,586
                                                   -----------              -----------   -----------
                                                       717,110                 (199,794)      517,316
                                                   -----------              -----------   -----------
STOCKHOLDERS' EQUITY
 Common stock, $.001 par value, 50,000,000               5,302                        -         5,302
  shares authorized, 5,301,808 issued
 Preferred stock, $.01 par value 10,000,000
  shares authorized,
Series A-8% cumulative convertible, 25,226
shares issued and outstanding                              252                        -           252
 Additional paid-in capital                          4,848,279                        -     4,848,279
 Retained earnings                                   2,682,916                1,629,001     4,311,917
 Treasury shares, 15,833 shares                            (16)                       -           (16)
                                                   -----------              -----------   -----------
  Total stockholders' equity                         7,536,733                1,629,001     9,165,734
                                                   -----------              -----------   -----------
COMMITMENTS AND CONTINGENCIES
 TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                              $11,627,748              $ 3,893,212   $15,520,960
                                                   ===========              ===========   ===========

    See accompanying notes to the Unaudited Pro Forma Financial Statements

                           DRCA MEDICAL CORPORATION
                   PRO-FORMA STATEMENT OF INCOME (UNAUDITED)
                   FOR NINE MONTHS ENDED SEPTEMBER 30, 1996


                                           Nine Months             Pro Forma          Pro Forma
                                              Ended               Adjustments           Income
                                       September 30, 1996   Increase/(decrease)(b)    Statement
                                       -------------------  -----------------------  ------------

REVENUES                                      $12,264,848              $(4,782,234)   $7,482,614

COMPENSATION COSTS AND
 MEDICAL SERVICES                               5,409,815               (2,252,167)    3,157,648
OTHER DIRECT COSTS                              2,810,247               (1,983,783)      826,464
SELLING, GENERAL AND ADMINISTRATIVE             1,812,357                 (328,008)    1,484,349
DEPRECIATION AND AMORTIZATION                     580,007                 (263,329)      316,678
PROVISION FOR DOUBTFUL ACCOUNTS                   898,711                 (185,306)      713,405
                                              -----------              -----------    ----------

INCOME FROM OPERATIONS                            753,711                  230,359       984,070

LOSS ON SALE OF SUBSIDIARY                        (90,460)                       -       (90,460)
MINORITY INTEREST                                       -                        -             -
INTEREST EXPENSE                                 (101,978)                 (30,190)      (71,788)
                                              -----------              -----------    ----------

INCOME BEFORE INCOME TAXES                        561,273                  260,549       821,822

PROVISION FOR INCOME TAXES                       (202,239)                  99,009      (301,248)
                                              -----------              -----------    ----------

NET INCOME                                    $   359,034              $   161,540    $  520,574
                                              ===========              ===========    ==========

EARNINGS PER COMMON AND
 EQUIVALENT SHARE:

  PRIMARY                                            $.05                     $.03          $.08
                                              ===========              ===========    ==========

  FULLY DILUTED                                      $.05                     $.03          $.08
                                              ===========              ===========    ==========

WEIGHTED AVERAGE NUMBER OF SHARES
 OF COMMON STOCK OUTSTANDING AND
 COMMON STOCK EQUIVALENTS DURING
 THE NINE MONTHS.

  PRIMARY                                       5,466,407                              5,466,407
                                              ===========                            ===========

  FULLY DILUTED                                 5,466,407                              5,466,407
                                              ===========                            ===========




    See accompanying notes to the Unaudited Pro Forma Financial Statements

                           DRCA MEDICAL CORPORATION
                   PRO-FORMA STATEMENT OF INCOME (UNAUDITED)
                       FOR YEAR ENDED DECEMBER 31, 1995


                                              Year                Pro Forma          Pro Forma
                                             Ended               Adjustments           Income
                                       December 31, 1995   Increase/(decrease)(b)    Statement
                                       ------------------  -----------------------  ------------

REVENUES                                     $15,539,355              $(6,661,372)   $8,877,983

COMPENSATION COSTS AND
 MEDICAL SERVICES                              6,494,792               (3,475,815)    3,018,977
OTHER DIRECT COSTS                             3,720,318               (2,303,809)    1,416,509
SELLING, GENERAL AND ADMINISTRATIVE            2,175,528                 (456,996)    1,718,532
DEPRECIATION AND AMORTIZATION                  1,094,386                 (435,143)      659,243
PROVISION FOR DOUBTFUL ACCOUNTS                  893,316                 (417,948)      475,368
                                             -----------              -----------    ----------

INCOME FROM OPERATIONS                         1,161,015                  428,339     1,589,354

MINORITY INTEREST                                 33,654                        -        33,654
INTEREST EXPENSE                                (301,532)                 (51,100)     (250,432)
                                             -----------              -----------    ----------

INCOME BEFORE INCOME TAXES                       893,137                  479,439     1,372,576

PROVISION FOR INCOME TAXES                      (375,423)                 182,187      (557,610)
                                             -----------              -----------    ----------

NET INCOME                                   $   517,714              $   297,252    $  814,966
                                             ===========              ===========    ==========

EARNINGS PER COMMON AND
 EQUIVALENT SHARE:

  PRIMARY                                           $.10                     $.05          $.15
                                             ===========              ===========    ==========

  FULLY DILUTED                                     $.10                     $.05          $.15
                                             ===========              ===========    ==========

WEIGHTED AVERAGE NUMBER OF SHARES
 OF COMMON STOCK OUTSTANDING AND
 COMMON STOCK EQUIVALENTS

  PRIMARY                                      5,436,558                              5,436,558
                                             ===========                            ===========

  FULLY DILUTED                                5,436,558                              5,436,558
                                             ===========                            ===========




    See accompanying notes to the Unaudited Pro Forma Financial Statements

                           DRCA MEDICAL CORPORATION



Notes to Unaudited Pro Forma Financial Statements

(a) To record the sale of assets and the assumption of certain liabilities of the Company's occupational medicine centers in Houston, Texas, and Little Rock, Arkansas, and mobile testing service in Houston, Texas.

The pro forma gain applicable to the Transaction was determined as follows:

     Pro forma consideration received             $ 7,760,743

     Basis in assets and liabilities sold          (3,427,319)

     Non-recurring expenses and adjustments
       associated with the Transaction             (2,704,423)
                                                   ----------

     Pro forma net gain                            $1,629,001
                                                   ==========

     The pro forma net gain includes adjustments for receivables which may not be collected, write-offs of certain assets, payment of severance, provision for federal and state taxes, and various transaction costs.

(b) To reflect the Transaction as if it had occurred on January 1, 1995. The gain shown in the Pro Forma Balance Sheet is not included in the Pro Forma Statements of Income, as it represents non-recurring charges and credits directly attributed to the Transaction.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             DRCA MEDICAL CORPORATION
                                             (Registrant)



Date: January 14, 1997                       By /s/ Ronald E. Pierce
                                             ---------------------------
                                                Ronald E. Pierce
                                                President

                                 EXHIBIT INDEX



Exhibit No.    Description                                                                 Page No.
    2.1        Stock and Asset Purchase Agreement dated December 31, 1996, among              10
               OccuCenters, Inc., Occupational Health Centers of the Southwest, P.A.,
               and DRCA Medical Corporation, William F. Donovan, M.D., PhysiCare,
               L.L.P., and DRCA Houston Clinics, Inc.

                                       9